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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              November 29, 2004


                           PRESIDENT CASINOS, INC.
              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-20840                      51-0341200
(State of Incorporation)     (Commission File No.)            (IRS Employer
                                                           Identification No.)


802 North First Street, St. Louis, Missouri                      63102
 (Address of principal executive officer)                      (Zip Code)


Registrant's telephone number including area code:  (314) 622-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  1.01  Entry into a Material Definitive Agreement

  On November 29, 2004, three subsidiaries of President Casinos, Inc. ("Registrant"), namely The President Riverboat Casino-Mississippi, Inc. ("PRC-Mississippi"), Vegas Vegas, Inc. ("VVI"), and President Broadwater Hotel, LLC ("PBLLC") (collectively with PRC-Mississippi and VVI, "Sellers"), on the one hand, and Broadwater Properties, LLC ("Purchaser") on the other, entered into an Amendment to Sale and Purchase Agreement (the "Amendment") pursuant to which the Purchaser has agreed to acquire from the Sellers substantially all of the real and personal property associated with the Registrant's Biloxi, Mississippi operations, subject to bankruptcy court approval and to higher and better offers that may be extended by other interested parties for the Sellers' property.

  Under the terms of the Amendment, certain terms of the Sale and Purchase Agreement dated as of November 15, 2004 (the "Purchase Agreement") were amended. The Amendment established a new auction date of Thursday, January 20, 2005 in St. Louis, Missouri. Additionally, the Amendment amended the Purchase Agreement to limit the Sellers' remedy in the event of the Purchaser's failure to perform the Purchase Agreement to the amount of the escrow deposit ($1.0 million), together with all accrued and undistributed earnings. This description of the Amendment and the proposed transaction is qualified in its entirety by reference to the complete Purchase Agreement, previously filed by the Registrant, and the Amendement that is attached as
Exhibit 2.1 hereto and incorporated herein by reference.

Item  9.01  Financial Statements and Exhibits.

            (c)  Exhibits.  See Exhibit Index.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRESIDENT CASINOS, INC.


Date:     December 3, 2004            By: /s/ Ralph J. Vaclavik
                                       ---------------------------------------
                                            Ralph J. Vaclavik
                                            Senior Vice President and
                                            Chief Financial Officer

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                                EXHIBIT INDEX


Exhibit Number     Description

      2.1 Amendment to Sale and Purchase Agreement, dated as of November 29, 2004, by and between The President Riverboat Casino-Mississippi, Inc., Vegas, Vegas, Inc. (each a debtor in Case No. 02-53005-172 pending in the United States Bankruptcy Court for the Eastern District of Missouri), President Broadwater Hotel, LLC, on the one hand, and Broadwater Properties, LLC, on the other hand.

      99           Press Release dated December 1, 2004, issued by President
                   Casinos, Inc.